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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    Form 8-K

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): June 19, 1996


                               AMERIANA BANCORP
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             (Exact name of registrant as specified in its charter)


         Indiana                     0-18392               35-1782688
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(State or other jurisdiction       (Commission          (I.R.S. Employer
       of incorporation)           File Number)       Identification No.)


2118 Bundy Avenue, New Castle, Indiana                          47362-1048
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:(317) 529-2230
                                                   --------------


                                Not Applicable
       ----------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events
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     On June 19, 1995 the registrant announced that it is commencing a stock repurchase program to acquire up to 10% of the Company's outstanding common stock, or approximately 330,000 shares. For additional information, reference is made to the Registrant's press release dated June 19, 1996 which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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     Exhibit 99.1 - - Press Release dated June 19, 1996.
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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AMERIANA BANCORP



                                           By:  /s/ Harry J. Bailey
                                                ------------------------
                                                Harry J. Bailey
                                                President

Date:  June 24, 1996